UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2021

Ibere Pharmaceuticals

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40119	98-1564986
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2005 Market Street, Suite 2030

Philadelphia, PA 19103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (267) 765-3222

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	IBERU	New York Stock Exchange
Class A ordinary share, $0.0001 par value	IBER	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share for $11.50 per share	IBERW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Statement”). In the SEC Statement, the SEC staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. At issuance on March 2, 2021, the outstanding warrants (“Warrants”) to purchase Class A ordinary shares of Ibere Pharmaceuticals (the “Company”) were accounted for as equity within the Company’s balance sheet, and after discussion and evaluation, the Company has concluded that its Warrants should be presented as liabilities as of the IPO date reported, at fair value, with subsequent fair value changes to be recorded in its financial statements at each reporting period.

Given the scope of the process for evaluating the impact of the Staff Statement on the Company’s financial statements, the Company was unable to complete and file its Quarterly Report on Form 10-Q for the period ended March 31, 2021 (the “Quarterly Report”) by the required due date of May 17, 2021. On May 18, 2021, the Company filed a Notification of Late Filing on Form 12b-25 with the SEC related to the Quarterly Report. The Company is working diligently to prepare and file the Quarterly Report as soon as reasonably practicable.

On May 25, 2021, the Company received a notice (the “Notice”) from the New York Stock Exchange (“NYSE”) indicating the Company’s failure to timely file its Quarterly Report. The Notice advises that under NYSE rules, the Company has until June 2, 2021 to (a) contact the NYSE to discuss the status of the Company’s delayed filing of the Quarterly Report and (b) issue a press release, disclosing the status of the filing, noting the delay, the reason for the delay and the anticipated filing date, if known.

The Notice has no immediate impact on the listing of the Company’s securities, which will continue to trade on NYSE, subject to the Company’s compliance with other applicable continued listing requirements.

Item 8.01 Other Events.

On May 28, 2021, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1*	Ibere Pharmaceuticals press release, dated May 28, 2021

* Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBERE PHARMACEUTICALS

	By:	/s/ Osagie Imasogie
		Name:	Osagie Imasogie
		Title:	Chief Executive Officer

Dated: May 28, 2021